UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05245

Dreyfus Strategic Municipals, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/19

FORM N-CSR

Item 1.          Reports to Stockholders.

Dreyfus Strategic Municipals, Inc.

SEMIANNUAL REPORT March 31, 2019

Dreyfus Strategic Municipals, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Strategic Municipals, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Municipals, Inc., covering the six-month period from October 1, 2018 through March 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. In October, equity markets experienced a sharp sell-off, stimulated in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline throughout the end of the calendar year. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped trigger a rebound across equity markets. In a similar vein, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve through the end of 2018. Corporate bonds were also affected by growth and leverage concerns, causing reduced liquidity, increased spreads, and falling prices through the end of the calendar year. Bond markets rebounded in January after encouraging comments by the Fed, and many indices continued to experience positive returns throughout February and March.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of change.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
April 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through March 31, 2019, as provided by Daniel Rabasco and Jeffrey Burger, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2019, Dreyfus Strategic Municipals, Inc. produced a total return of 4.44% on a net-asset-value basis and 8.17% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $0.21 per share, which reflects a distribution rate of 5.32%.2

Municipal bonds declined during the first half of the reporting period as interest rates rose and the Federal Reserve (the “Fed”) maintained a hawkish stance on monetary policy. But the market rallied in the second half in response to positive supply-and-demand dynamics and a shift by the Fed to a more dovish stance. The municipal market also benefited as investors grew more concerned about the global economy, resulting in a “flight to quality.” The fund’s performance was hindered by yield curve positioning and security selection.

The Fund’s Investment Approach

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by The Dreyfus Corporation (“Dreyfus”) in the case of bonds, and in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, portfolio construction focuses on income opportunities, through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity, and early-redemption features. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize reliance on interest-rate forecasting. We select municipal bonds based on fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values. Leverage, which is utilized in the portfolio in order to generate a higher level of current income exempt from regular federal income taxes, does amplify the fund’s exposure to interest-rate movements, and potentially, gains or losses, especially those among the longest maturities.

Supply-and-Demand Dynamics and a Flight to Quality Drove Municipal Bonds

The municipal bond market experienced weakness early in the reporting period, but a variety of factors contributed to a subsequent rebound, including slowing economic momentum and a relaxing of what had been a hawkish stance by the Fed. A flight to quality driven by concerns about global growth was also advantageous.

Municipal bonds benefited from favorable supply-and-demand dynamics as well. Fund flows were relatively weak during the first half of the reporting period, but this reversed in the

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

second half as investors became aware of the new cap on the federal deductibility of state and local taxes. This resulted in record-strong inflows to municipal bond mutual funds as investors began to seek tax-exempt income. Although new issuance was positive, a large number of bonds reached maturity during the period, resulting in a decline in net supply.

Demand at the longer end of the municipal bond curve was mixed. Insurance companies continued to add marginally to holdings, but banks, which tend to focus on longer bonds, reduced their holdings. Accounting rule changes and the tax-reform legislation of December 2017, which reduced corporate tax rates, have reduced the appeal of tax-exempt bonds for corporate buyers, especially banks.

On balance, however, the municipal bond market outperformed Treasuries. This caused the ratio of municipal yields to Treasury yields to decline all across the curve, reflecting that relative outperformance. The municipal bond curve flattened in the 2- to 10-year range and in the 2- to 30-year range, as investors reached for yield.

Credit spreads widened modestly early in the reporting period due to mutual fund redemptions but tightened subsequently when flows strengthened as investors continued their demand for yield. In the lower-rated segment of the market, valuations for tobacco bonds, backed by certain states’ settlement of litigation with U.S. tobacco companies, were hurt by a proposal by the Food and Drug Administration to ban menthol cigarettes. Valuations did improve, however, as the quarter ended. In addition, Puerto Rico bonds benefited from greater clarity regarding fiscal conditions and the restructuring of certain issuing authorities.

Generally, fundamentals in the municipal bond market remained healthy. Steady economic growth has boosted tax revenues, fiscal balances and “rainy-day” funds, though some of this improvement resulted from a one-time acceleration of tax payments after the tax-reform law was enacted. Pension funding has also improved.

Yield Curve Positioning and Security Selection Detracted From Fund Results

The fund’s performance was hindered by yield curve positioning and by security selection. The fund’s underweight to 10-year maturities, where rates fell to a greater degree, and an overweight to longer maturities, detracted from performance. However, the underweight to 2-year maturities partially offset that loss. Security selection, particularly among tobacco-backed bonds, also detracted from the fund’s performance.

On a positive note, the fund’s longer duration contributed positively to performance as did asset allocation. An underweight to pre-refunded bonds added positively to the fund’s results, though this was partially offset by an underweight to general obligation bonds relative to revenue bonds.

A Constructive Investment Posture

We remain constructive on the prospects for municipal bonds over the foreseeable future. We anticipate that with likely gains in employment and a subsequent pickup in inflation, the Fed will respond with one rate hike in 2019; however, we do not expect interest rates to rise dramatically. We will continue to position the duration of the fund to be longer than that of the benchmark, since the municipal curve is steeper than the Treasury curve and given our positive outlook for tax-exempt bond supply-and-demand dynamics. We anticipate that credit fundamentals will remain stable, but we will monitor budget and revenue developments as the year progresses. We have trimmed our weaker holdings in the tobacco-backed segment, but are adding to revenue bonds, especially in the following areas: education, retirement centers and utilities. The fund will also consider below-investment-grade bonds if there appears to be value in that segment of our market.

April 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share, and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until May 31, 2019, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

STATEMENT OF INVESTMENTS

March 31, 2019 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1%
Alabama - 3.1%
Birmingham Special Care Facilities Financing Authority, Improvement Revenue Bonds (Methodist Home for the Aging)	5.75	6/1/2045	5,000,000		5,433,000
Birmingham Special Care Facilities Financing Authority, Improvement Revenue Bonds (Methodist Home for the Aging)	6.00	6/1/2050	1,000,000		1,098,620
Jefferson County, Sewer Revenue Bonds Warrants	0/7.90	10/1/2050	2,500,000	[a]	2,293,325
Lower Alabama Gas District, Gas Project Revenue Bonds, Ser. A	5.00	9/1/2046	6,000,000		7,456,680
				16,281,625
Arizona - 3.7%
Arizona Industrial Development Authority, Education Revenue Bonds, Refunding (Basis School Projects) Ser. D	5.00	7/1/2051	1,380,000	[b]	1,428,935
Maricopa County Industrial Development Authority, Education Revenue Bonds, Refunding (Paradise Schools Projects)	5.00	7/1/2047	1,000,000	[b]	1,039,340
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franlin Charter School Ltd.)	6.00	7/1/2052	3,000,000	[b]	3,217,380
Phoenix Industrial Development Authority, Education Facility Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	2,000,000	[b]	2,068,100
Phoenix Industrial Development Authority, Education Facility Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2035	2,360,000	[b]	2,473,209
Pima County Industrial Development Authority, Education Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2047	4,240,000	[b]	4,309,875
Tender Option Bond Trust Receipts (Series 2018-XF2537), (Salt Verde Financial Corporation, Senior Gas Revenue Bonds) Recourse	5.50	12/1/2037	4,030,000	[b,c]	5,022,062
				19,558,901

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
California - 10.5%
California, GO (Various Purpose)	5.75	4/1/2031	10,800,000		10,807,884
California, GO (Various Purpose)	6.00	11/1/2035	7,500,000		7,698,675
California, GO (Various Purpose)	6.50	4/1/2033	4,585,000		4,588,897
California, GO (Various Purpose)	6.50	4/1/2019	3,415,000	[d]	3,415,000
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Ser. A	5.50	12/1/2058	1,000,000	[b]	1,132,820
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Bentley School) Ser. A	7.00	7/1/2040	2,090,000		2,212,390
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/2041	2,000,000		2,224,360
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue Bonds, Refunding (Mission Bay South Public Improvements) Ser. A	5.00	8/1/2023	1,000,000		1,102,970
Tender Option Bond Trust Receipts (Series 2016-XM0379), (Los Angeles Department of Water and Power, Water System Revenue Bonds) Non-recourse	5.00	7/1/2043	5,000,000	[b,c]	5,456,500
Tender Option Bond Trust Receipts (Series 2016-XM0434), (The Regents of the University of California, General Revenue Bonds) Recourse	5.00	5/15/2038	10,000,000	[b,c]	11,082,325
Tender Option Bond Trust Receipts (Series 2016-XM0440), (Los Angeles Department of Airports, Senior Revenue Bonds (Los Angeles International Airport)) Recourse	5.00	5/15/2031	5,247,500	[b,c]	5,452,850
				55,174,671
Colorado - 4.4%
City & County of Denver CO, Revenue Bonds, Refunding	5.00	10/1/2032	1,000,000		1,073,290
Dominion Water and Sanitation District, Tap Fee Revenue Bonds	6.00	12/1/2046	2,715,000		2,888,000

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
Colorado - 4.4% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0385), (Board of Governors of the Colorado State University, System Enterprise Revenue Bonds) Non-recourse	5.00	3/1/2038	7,500,000	[b,c]	8,227,819
Tender Option Bond Trust Receipts (Series 2016-XM0433), (Colorado Springs, Utilities System Improvement Revenue Bonds) Recourse	5.00	11/15/2043	9,752,907	[b,c]	10,851,907
				23,041,016
Connecticut - 1.3%
Connecticut Health and Educational Facilities Authority, Revenue Bonds (Trinity Health Credit Group)	5.00	12/1/2045	2,500,000		2,834,125
Harbor Point Infrastructure Improvement District, Special Obligation Revenue Bonds, Refunding (Harbor Point Project)	5.00	4/1/2039	3,500,000	[b]	3,747,415
				6,581,540
District of Columbia - 4.2%
Tender Option Bond Trust Receipts (Series 2016-XM0437), (District of Columbia, Income Tax Secured Revenue Bonds) Recourse	5.00	12/1/2035	19,992,830	[b,c]	21,995,930
Florida - 7.5%
Atlantic Beach City, Revenue Bonds (Fleet Landing Project) Ser. A	5.00	11/15/2048	3,000,000		3,289,890
Cape Coral Health Facilities Authority, Senior Housing Revenue Bonds, Refunding (Gulf Care, Inc. Project)	5.88	7/1/2040	1,600,000	[b]	1,718,528
Clearwater, Water and Sewer Revenue Bonds, Ser. A	5.25	12/1/2019	5,000,000	[d]	5,125,000
Florida Development Finance Corporation, Educational Facilities Revenue Bonds (Miami Arts Charter School Project) Ser. A	6.00	6/15/2044	5,000,000	[b]	4,897,750
Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds, Ser. A	6.25	10/1/2020	8,000,000		8,176,240
Miami-Dade County, Subordinate Special Obligation Revenue Bonds	0.00	10/1/2045	3,000,000	[e]	1,070,760

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
Florida - 7.5% (continued)
Mid-Bay Bridge Authority, Springing Lien Revenue Bonds, Ser. A	7.25	10/1/2021	6,000,000	[d]	6,821,880
Saint Johns County Industrial Development Authority, Revenue Bonds (Presbyterian Retirement Communities Project) Ser. A	6.00	8/1/2020	6,500,000	[d]	6,873,945
Village Community Development District Number 10, Special Assessment Revenue Bonds	6.00	5/1/2044	1,000,000		1,132,460
				39,106,453
Georgia - 5.3%
Atlanta, Subordinate Lien Revenue Bonds, Ser. D	3.50	11/1/2028	1,845,000	[b]	1,871,679
Atlanta, Water and Wastewater Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.25	11/1/2034	1,445,000		1,474,059
Atlanta, Water and Wastewater Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.25	11/1/2019	2,555,000	[d]	2,610,903
Atlanta, Water and Wastewater Revenue Bonds, Ser. A	6.00	11/1/2019	6,000,000	[d]	6,157,200
Atlanta Development Authority, Revenue Bonds (Georgia Proton Treatment Center Project) Ser. A-1	7.00	1/1/2040	2,000,000		2,032,620
Burke County Development Authority, Pollution Control Revenue Bonds, Refunding (Oglethorpe Power Corp-Vogtle) Ser. D	4.13	11/1/2045	2,400,000		2,445,792
Tender Option Bond Trust Receipts (Series 2016-XM0435), (Private Colleges and Universities Authority, Revenue Bonds (Emory University)) Recourse	5.00	10/1/2043	10,000,000	[b,c]	11,060,800
				27,653,053
Hawaii - 1.2%
Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds (Hawaii Pacific Health Obligated Group) Ser. B	5.75	7/1/2020	4,415,000	[d]	4,645,331

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
Hawaii - 1.2% (continued)
Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Refunding (Hawaiian Electric Company)	4.00	3/1/2037	1,500,000		1,530,585
				6,175,916
Idaho - 1.0%
Power County Industrial Development Corporation, SWDR Revenue Bonds (FMC Corporation Project)	6.45	8/1/2032	5,000,000		5,019,150
Illinois - 13.9%
Chicago, GO, Refunding (Project and Refunding Ser.) Ser. A	6.00	1/1/2038	3,000,000		3,426,690
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2034	1,400,000		1,509,536
Chicago Board of Education, GO, Ser. D	5.00	12/1/2046	2,000,000		2,099,400
Chicago Board of Education, GO, Ser. H	5.00	12/1/2036	2,000,000		2,137,220
Chicago O'Hare International Airport, Revenue Bonds (General Airport Third Lien) Ser. A	5.63	1/1/2035	1,015,000		1,081,117
Chicago O'Hare International Airport, Revenue Bonds (General Airport Third Lien) Ser. A	5.63	1/1/2021	3,985,000	[d]	4,270,206
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	3,585,000		4,105,721
Metropolitan Pier and Exposition Authority, Dedicated Tax Revenue Bonds (Capital Appreciation-McCormick Place Expansion Project) (Insured; MBIA Insurance Corporation)	0.00	12/15/2036	2,500,000	[e]	1,238,950
Metropolitan Pier and Exposition Authority, Revenue Bonds (McCormick Place Expansion Project) Ser. A	5.00	6/15/2053	3,500,000		3,686,970
Metropolitan Pier and Exposition Authority, Revenue Bonds (McCormick Place Expansion Project) Ser. B	0.00	12/15/2051	18,100,000	[e]	4,079,921
Metropolitan Pier and Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project) Ser. B	5.00	12/15/2028	3,000,000		3,154,890

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
Illinois - 13.9% (continued)
Metropolitan Pier and Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project) Ser. B	5.00	6/15/2052	1,650,000		1,689,567
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue Bonds	6.00	6/1/2021	5,050,000	[d]	5,522,882
State of Illinois, GO, Ser. A	5.00	5/1/2038	3,900,000		4,165,317
State of Illinois, GO, Ser. C	5.00	11/1/2029	7,270,000		7,975,844
Tender Option Bond Trust Receipts (Series 2016-XM0378), (Greater Chicago Metropolitan Water Reclamation District, GO Capital Improvement Bonds) Non-recourse	5.00	12/1/2032	7,500,000	[b,c]	8,017,950
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds (The University of Chicago)) Non-recourse	5.00	10/1/2040	12,000,000	[b,c]	13,571,580
University of Illinois Board of Trustees, Revenue Bonds (Auxiliary Facilities System) Ser. A	5.00	4/1/2044	1,000,000		1,097,310
				72,831,071
Indiana - .8%
Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds (Ohio Valley Electric Corporation Project) Ser. A	5.00	6/1/2039	1,585,000		1,592,767
Indiana Finance Authority, Revenue Bonds (Marquette Project)	5.00	3/1/2039	1,400,000		1,451,086
Indiana Finance Authority, Revenue Bonds (Parkview Health System Group) Ser. A	5.00	11/1/2043	1,000,000		1,148,060
				4,191,913
Iowa - 1.5%
Iowa Finance Authority, Midwestern Disaster Area Revenue Bonds (Iowa Fertilizer Company Project)	5.25	12/1/2025	7,375,000		7,955,191
Kansas - .6%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. A	5.25	11/15/2053	1,000,000		1,031,180

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
Kansas - .6% (continued)
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. B	4.00	11/15/2025	2,000,000		2,047,860
				3,079,040
Kentucky - .5%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A-1	4.00	12/1/2049	2,500,000	[f]	2,711,125
Louisiana - 2.9%
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Corporation Project)	3.50	11/1/2032	3,100,000		3,122,971
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Recourse	5.00	7/1/2047	10,755,000	[b,c]	11,949,898
				15,072,869
Maine - .6%
Maine Health and Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center Issue)	7.50	7/1/2032	3,000,000		3,329,520
Maryland - 2.6%
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds (Adventist HealthCare Issue) Ser. A	5.50	1/1/2046	3,250,000		3,701,847
Tender Option Bond Trust Receipts (Series 2016-XM0391), (Mayor and City Council of Baltimore, Project Revenue Bonds (Water Projects)) Non-recourse	5.00	7/1/2042	9,000,000	[b,c]	10,014,997
				13,716,844
Massachusetts - 10.3%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/2057	1,000,000	[b]	1,051,570
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University Issue) Ser. A	6.25	7/1/2030	2,065,000		2,088,768

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
Massachusetts - 10.3% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University Issue) Ser. A	6.25	7/1/2019	3,585,000	[d]	3,627,195
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2025	1,400,000		1,623,006
Tender Option Bond Trust Receipts (Series 2016-XM0368), (Massachusetts Development Finance Agency, Revenue Bonds (Harvard University Issue)) Non-recourse	5.25	2/1/2034	10,000,000	[b,c]	10,668,900
Tender Option Bond Trust Receipts (Series 2016-XM0372), (Massachusetts, Consolidated Loan) Non-recourse	5.00	4/1/2027	8,600,000	[b,c]	9,181,360
Tender Option Bond Trust Receipts (Series 2016-XM0389), (Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds) Non-recourse	5.00	5/15/2043	10,000,000	[b,c]	11,008,675
Tender Option Bond Trust Receipts (Series 2018-XF0610), (Massachusetts Transportation Fund, Revenue Bonds (Rail Enhancement & Accelerated Bridge Programs)) Recourse	5.00	6/1/2047	12,750,000	[b,c]	14,771,631
				54,021,105
Michigan - 6.9%
Detroit, Water Supply System Senior Lien Revenue Bonds, Ser. A	5.00	7/1/2031	3,000,000		3,163,980
Great Lakes Water Authority, Sewage Disposal System Second Lien Revenue Bonds, Refunding, Ser. C	5.00	7/1/2036	3,000,000		3,436,260
Michigan Finance Authority, HR Revenue Bonds (Beaumont Health Credit Group)	5.00	11/1/2044	5,165,000		5,755,721
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2031	2,000,000		2,251,460

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 156.1% (continued)
Michigan - 6.9% (continued)
Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Refunding (Detroit Water and Sewerage Department, Water Supply System Revenue Bonds Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	2,000,000	2,215,240
Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Refunding (Detroit Water and Sewerage Department, Water Supply System Revenue Second Lien Local Project Bonds) Ser. D2	5.00	7/1/2034	2,000,000	2,269,160
Michigan Hospital Finance Authority, HR Revenue Bonds, Refunding (Henry Ford Health System)	5.63	11/15/2019	5,000,000	[d] 5,125,050
Michigan Strategic Fund, SWDR Revenue Bonds, Refunding (Genesee Power Station Project)	7.50	1/1/2021	2,660,000	2,633,560
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Ser. A	6.00	6/1/2048	4,000,000	3,999,960
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Ser. A	6.88	6/1/2042	5,000,000	5,001,450
				35,851,841
Minnesota - .6%
Dakota County Community Development Agency, SFMR Revenue Bonds (Mortgage-Backed Securities Program) (Collateralized: FHLMC, FNMA and GNMA) Ser. 2006A	5.30	12/1/2039	34,806	34,824
Dakota County Community Development Agency, SFMR Revenue Bonds (Mortgage-Backed Securities Program) (Collateralized: FHLMC, FNMA and GNMA) Ser. B	5.15	12/1/2038	6,939	6,942
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Group) Ser. A	5.00	2/15/2058	3,000,000	3,331,950
				3,373,716

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
Mississippi - 1.1%
Mississippi Development Bank, Special Obligation Revenue Bonds (Magnolia Regional Health Center Project)	6.50	10/1/2031	5,500,000		5,797,495
Missouri - 2.7%
Saint Louis County Industrial Development Authority, Tax Increase Financing Revenue Bonds (Saint Louis Innovation District Project)	4.38	5/15/2036	3,500,000		3,503,815
Saint Louis Land Clearance Redevelopment Authority, Annual Appropriation Redevelopment Revenue Bonds (National Geospatial-Intelligence Agency Site Improvements Project)	5.13	6/1/2046	4,925,000		5,366,871
St Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.25	9/1/2053	5,000,000		5,419,050
				14,289,736
Nevada - .5%
Reno, Sales Tax Revenue Bonds, Refunding (Reno Transportation Rail Access Project) (Insured; Assured Guaranty Municipal Corporation) Ser. A	4.00	6/1/2058	2,750,000		2,822,903
New Jersey - 3.9%
Essex County Improvement Authority, SWDR Revenue Bonds (Covanta Project)	5.25	7/1/2045	1,000,000	[b]	1,007,110
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	4,000,000		4,509,640
New Jersey Economic Development Authority, Special Facility Revenue Bonds (Continental Airlines, Inc. Project)	5.25	9/15/2029	3,375,000		3,686,985
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	4/1/2025	1,560,000		1,685,034
New Jersey Transportation Trust Fund Authority, Transportation Program Revenue Bonds, Ser. AA	5.25	6/15/2033	1,500,000		1,657,575
New Jersey Transportation Trust Fund Authority, Transportation Program Revenue Bonds, Ser. S	5.00	6/15/2046	1,775,000		1,930,455

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
New Jersey - 3.9% (continued)
New Jersey Transportation Trust Fund Authority, Transportation Program Revenue Bonds, Ser. S	5.25	6/15/2043	2,000,000		2,231,300
Tender Option Bond Trust Receipts (Series 2018-XF2538), (New Jersey Economic Development Authority, Revenue Bonds) Recourse	5.25	6/15/2040	3,250,000	[b,c]	3,516,203
				20,224,302
New Mexico - 1.4%
Farmington, PCR Revenue Bonds, Refunding (Public Service Company of New Mexico San Juan Project) Ser. D	5.90	6/1/2040	7,000,000		7,297,430
New York - 12.2%
New York City Educational Construction Fund, Revenue Bonds, Ser. A	6.50	4/1/2027	4,490,000		4,907,615
New York City Industrial Development Agency, PILOT Revenue Bonds (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/2049	5,000,000		5,023,550
New York Convention Center Development Corp., Subordinate Lien Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2049	6,885,000	[e]	2,188,191
New York Counties Tobacco Trust V, Revenue Bonds, Ser. S-2	0.00	6/1/2050	27,255,000	[e]	3,803,708
New York Liberty Development Corporation, Revenue Bonds, Refunding (3 World Trade Center Project)	5.00	11/15/2044	7,000,000	[b]	7,468,580
New York Transportation Development Corporation, Special Facility Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	3,500,000		3,790,185
New York Transportation Development Corporation, Special Facility Revenue Bonds, Refunding (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/2026	500,000		524,765

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
New York - 12.2% (continued)
Niagara Area Development Corporation, Solid Disposal Facility Revenue Bonds, Refunding (Convanta Holding Project) Ser. A	4.75	11/1/2042	2,000,000	[b]	2,045,380
Port Authority of New York and New Jersey, Special Project Revenue Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/2036	2,000,000		2,122,640
Tender Option Bond Trust Receipts (Series 2016-XM0370), (New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds) Non-recourse	5.25	11/1/2025	5,000,000	[b,c]	5,284,875
Tender Option Bond Trust Receipts (Series 2016-XM0438), (New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds) Recourse	5.50	11/1/2027	5,000,000	[b,c]	5,297,413
Tender Option Bond Trust Receipts (Series 2016-XM0445), (New York City Municipal Water Finance Authority, Water and Sewer System General Resolution Revenue Bonds) Recourse	5.00	6/15/2039	20,000,000	[b,c]	20,126,760
TSASC Inc., Tobacco Settlement Subordinate Revenue Bonds, Refunding, Ser. B	5.00	6/1/2048	1,165,000		1,167,714
				63,751,376
North Carolina - .2%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds, Refunding (Pennybryn at Maryfield)	5.00	10/1/2035	1,005,000		1,055,170
Ohio - 10.5%
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Ser. A-2	6.50	6/1/2047	14,690,000		14,723,934
Butler County, Hospital Facilities Revenue Bonds (UC Health)	5.50	11/1/2020	2,360,000	[d]	2,502,662
Butler County, Hospital Facilities Revenue Bonds (UC Health)	5.50	11/1/2020	1,490,000	[d]	1,580,071

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
Ohio - 10.5% (continued)
Canal Winchester Local School District, School Facilities Construction and Improvement and Advance Refunding Bonds (GO - Unlimited Tax) (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2031	3,955,000	[e]	2,738,126
Canal Winchester Local School District, School Facilities Construction and Improvement and Advance Refunding Bonds (GO - Unlimited Tax) (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2029	3,955,000	[e]	2,974,911
Cuyahoga County, Revenue Bonds, Refunding (The Metrohealth System)	5.00	2/15/2057	2,000,000		2,144,320
Muskingum County, Hospital Facilities Revenue Bonds (Genesis HealthCare System Obligated Group Project)	5.00	2/15/2022	4,590,000		4,866,272
Ohio Air Quality Development Authority, Air Quality Revenue Bonds (Ohio Valley Electric Corporation Project) Ser. E	5.63	10/1/2019	1,900,000		1,920,292
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper LLC Project)	4.50	1/15/2048	2,250,000	[b]	2,347,785
Tender Option Bond Trust Receipts (Series 2016-XM0380), (Hamilton County, Sewer System Improvement Revenue Bonds (The Metropolitan Sewer District of Greater Cincinnati)) Non-recourse	5.00	12/1/2038	17,000,000	[b,c]	19,066,307
				54,864,680
Oklahoma - .3%
Oklahoma Development Finance Authority, Health System Revenue Bonds (OU Medicine Project) Ser. B	5.25	8/15/2048	1,500,000		1,704,525
Oregon - 1.0%
Clackmas County Hospital Facility Authority, Revenue Bonds, Refunding (Senior Living-Willamette View Project) Ser. A	5.00	11/15/2052	1,500,000		1,611,780

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
Oregon - 1.0% (continued)
Warm Springs Reservation Confederated Tribes, Hydroelectric Revenue Bonds (Pelton Round Butte Project) Ser. B	6.38	11/1/2033	3,300,000		3,360,819
				4,972,599
Pennsylvania - 2.9%
Crawford County Hospital Authority, HR Revenue Bonds, Refunding (Meadville Medical Center Project) Ser. A	6.00	6/1/2046	1,175,000		1,317,293
Pennsylvania Housing Finance Agency, Revenue Bonds (Single-Family Housing) Ser. 114A	3.35	10/1/2026	1,500,000		1,524,150
Philadelphia, GO	6.50	8/1/2020	3,550,000	[d]	3,779,472
Tender Option Bond Trust Receipts (Series 2016-XM0373), (Geisinger Authority, Health System Revenue Bonds (Geisinger Health System)) Non-recourse	5.13	6/1/2041	3,000,000	[b,c]	3,184,583
Tender Option Bond Trust Receipts (Series 2018-XM0594), (Berks County Industrial Development Authority, Health System Revenue Bonds, Refunding (Tower Health Project)) Recourse	5.00	11/1/2050	4,920,000	[b,c]	5,517,104
				15,322,602
Rhode Island - 1.0%
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds (Lifespan Obligated Group Issue) (Insured; Assured Guaranty Corp.) Ser. A	7.00	5/15/2019	5,000,000	[d]	5,032,300
South Carolina - 5.7%
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Inc.)	5.00	11/15/2047	2,850,000		3,163,643
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Bonds Obligations (Santee Cooper)) Non-recourse	5.13	12/1/2043	15,000,000	[b,c]	16,249,400

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
South Carolina - 5.7% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0442), (Columbia, Waterworks and Sewer System Revenue Bonds) Recourse	5.00	2/1/2040	10,000,000	[b,c]	10,283,580
				29,696,623
Tennessee - 4.4%
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board, Revenue Bonds (The Vanderbilt University) Ser. B	5.50	10/1/2019	7,000,000	[d]	7,139,930
Tender Option Bond Trust Receipts (Series 2016-XM0388), (Metropolitan Government of Nashville and Davidson County, Water and Sewer Revenue Bonds) Non-recourse	5.00	7/1/2040	5,000,000	[b,c]	5,526,388
Tender Option Bond Trust Receipts (Series 2016-XM0446), (Rutherford County Health and Educational Facilities Board, Revenue Bonds (Ascension Health Senior Credit Group)) Recourse	5.00	11/15/2040	10,000,000	[b,c]	10,167,025
				22,833,343
Texas - 10.2%
Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Ser. A	5.00	1/1/2045	1,500,000		1,660,155
Clifton Higher Education Finance Corporation, Education Revenue Bonds (International Leadership of Texas)	5.75	8/15/2045	4,500,000		4,691,835
Clifton Higher Education Finance Corporation, Education Revenue Bonds (Uplift Education) Ser. A	4.50	12/1/2044	2,500,000		2,537,325
Clifton Higher Education Finance Corporation, Education Revenue Bonds (Uplift Education) Ser. A	6.00	12/1/2020	2,500,000	[d]	2,679,400
Clifton Higher Education Finance Corporation, Revenue Bonds (International Leadership) Ser. D	6.13	8/15/2048	5,000,000		5,306,050
Harris County-Houston Sports Authority, Senior Lien Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2050	6,500,000	[e]	1,648,855

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
Texas - 10.2% (continued)
Houston, Combined Utility System First Lien Revenue Bonds, Refunding (Insured; Assured Guaranty Corp.) Ser. A	6.00	5/15/2019	295,000	[d]	296,581
Houston, Combined Utility System First Lien Revenue Bonds, Refunding (Insured; Assured Guaranty Corp.) Ser. A	6.00	5/15/2019	4,705,000	[d]	4,729,936
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,500,000	[b]	1,560,210
Tender Option Bond Trust Receipts (Series 2016-XM0377), (San Antonio, Electric and Gas Systems Junior Lien Revenue Bonds) Non-recourse	5.00	2/1/2043	16,750,000	[b,c]	18,312,721
Tender Option Bond Trust Receipts (Series 2017-XF2422), (Leander Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)) Recourse	5.00	8/15/2040	8,505,000	[b,c]	8,610,567
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds (Blueridge Transportation Group, State Highway 288 Toll Lanes Project)	5.00	12/31/2050	1,300,000		1,411,241
				53,444,876
U.S. Related - 1.7%
Guam, LOR Revenue Bonds (Section 30) Ser. A	5.75	12/1/2019	2,000,000	[d]	2,056,980
Guam Housing Corporation, SFMR Revenue Bonds (Guaranteed Mortgage-Backed Securities Program) (Collateralized; FHLMC) Ser. A	5.75	9/1/2031	965,000		981,212
Guam Waterworks Authority, Water and Wastewater System Revenue Bonds	5.63	7/1/2020	2,000,000	[d]	2,100,740
Puerto Rico Commonwealth, Public Improvement GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	3,500,000		3,700,550
				8,839,482

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 156.1% (continued)
Utah - .5%
Utah Infrastructure Agency, Telecommunication Revenue Bonds, Refunding (Special Limited Obligations) Ser. A	5.00	10/15/2040	2,345,000		2,478,618
Virginia - 5.2%
Chesterfield County Economic Development Authority, Retirement Facilities First Mortgage Revenue Bonds (Brandermill Woods Project)	5.13	1/1/2043	2,100,000		2,144,856
Tender Option Bond Trust Receipts (Series 2016-XM0448), (Virginia Small Business Financing Authority, Health Care Facilities Revenue Bonds (Sentara Healthcare)) Recourse	5.00	11/1/2040	10,000,000	[b,c]	10,330,150
Tender Option Bond Trust Receipts (Series 2018-XM0593), (Hampton Roads Transportation Accountability Commission, Revenue Bonds) Recourse	5.00	7/1/2057	7,500,000	[b,c]	9,025,856
Virginia Small Business Financing Authority, Private Activity Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2056	5,000,000		5,454,250
				26,955,112
Washington - 6.1%
Port of Seattle WA, Intermediate Lien Revenue Bonds, Refunding, Ser. D	5.00	5/1/2027	4,300,000		5,149,207
Tender Option Bond Trust Receipts (Series 2017-XF2423), (King County, Server Revenue Bonds) Recourse	5.00	1/1/2029	4,000,000	[b,c]	4,235,260
Tender Option Bond Trust Receipts (Series 2018-XM0680), (Washington Convention Center Public Facilities District, Revenue Bonds) Recourse	5.00	7/1/2058	17,000,000	[b,c]	19,233,120
Washington Housing Finance Commission, Nonprofit Housing Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest Projects) Ser. A	5.00	1/1/2051	1,700,000	[b]	1,808,698

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 156.1% (continued)
Washington - 6.1% (continued)
Washington Housing Finance Commission, Nonprofit Housing Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest Projects) Ser. A	5.00	1/1/2046	1,500,000	[b] 1,601,055
				32,027,340
Wisconsin - 1.2%
Public Finance Authority, Retirement Facility Revenue Bonds (Southminster Inc.)	5.00	10/1/2048	2,000,000	[b] 2,117,820
Public Finance Authority, Revenue Bonds (Maryland Proton Treatment Center) Ser. A-1	6.38	1/1/2048	3,250,000	[b] 3,429,140
Public Finance Authority, Senior Living Revenue Bonds, Refunding (Mary's Woods At Marylhurst Project)	5.25	5/15/2047	750,000	[b] 792,045
				6,339,005
Total Investments (cost $772,721,512)			156.1%	816,472,007
Liabilities, Less Cash and Receivables			(41.0%)	(214,533,663)
Preferred Stock, at redemption value			(15.1%)	(78,900,000)
Net Assets Applicable to Common Shareholders			100.0%	523,038,344

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, these securities were valued at $166,038,683 or 31.75% of net assets.

c Collateral for floating rate borrowings.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Education	23.3
Prerefunded	16.5
Utilities	16.4
Special Tax	16.0
Medical	15.7
Water	13.3
Transportation	12.4
General	11.2
General Obligation	8.9
Nursing Homes	7.0
Development	6.8
Tobacco Settlement	2.7
Pollution	2.5
School District	1.8
Single Family Housing	.8
Airport	.8
156.1

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EURIBOR	Euro Interbank Offered Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RIB	Residual Interest Bonds	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFRRATE	Secured Overnight Financing Rate
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	772,721,512	816,472,007
Cash		4,641,923
Interest receivable		12,280,989
Cash collateral held by broker—Note 3		98
Prepaid expenses		63,759
		833,458,776
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		340,898
Payable for floating rate notes issued—Note 3		229,398,237
Interest and expense payable related to floating rate notes issued—Note 3		1,533,925
Commissions payable—Note 1		62,024
Dividends payable to Preferred Shareholders		17,126
Directors fees and expenses payable		15,317
Accrued expenses		152,905
		231,520,432
Auction Preferred Stock, Series M,T,W,Th and F, par value $.001 per share (3,156 shares issued and outstanding at $25,000 per share liquidation value)—Note 1		78,900,000
Net Assets Applicable to Common Shareholders ($)		523,038,344
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (62,195,578 shares issued and outstanding)		62,196
Paid-in capital		500,008,144
Total distributable earnings (loss)		22,968,004
Net Assets Applicable to Common Shareholders ($)		523,038,344
Shares Outstanding
(500 million shares authorized)		62,195,578
Net Asset Value Per Share of Common Stock ($)		8.41

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2019 (Unaudited)

Investment Income ($):
Interest Income	19,149,823
Expenses:
Management fee—Note 2(a)	2,203,941
Interest and expense related to floating rate notes issued—Note 3	2,536,313
Custodian fees—Note 2(b)	60,564
Directors’ fees and expenses—Note 2(c)	58,698
Registration fees	35,685
Professional fees	34,071
Shareholder servicing costs	27,676
Commission fees—Note 1	18,000
Shareholders’ reports	17,874
Miscellaneous	29,217
Total Expenses	5,022,039
Less—reduction in expenses due to undertaking—Note 2(a)	(290,517)
Net Expenses	4,731,522
Investment Income—Net	14,418,301
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	1,852,187
Net realized gain (loss) on futures	(100,416)
Net Realized Gain (Loss)	1,751,771
Net unrealized appreciation (depreciation) on investments	6,073,431
Net Realized and Unrealized Gain (Loss) on Investments	7,825,202
Dividends to Preferred Shareholders	(1,023,696)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	21,219,807

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended March 31, 2019 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(78,779,594)
Proceeds from sales of portfolio securities	82,109,204
Dividends paid to Preferred Shareholders	(1,031,739)
Interest received	20,250,668
Paid to The Dreyfus Corporation	(2,185,121)
Operating expenses paid	(33,031)
Net Unrealized and Realized Gain (Loss) on futures	(100,416)
Net Cash Provided by Operating Activities		20,229,971
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(13,061,073)
Interest and expense related to floating
rate notes issued paid	(2,565,893)
Net Cash Provided in Financing Activities		(15,626,966)
Net Increase (Decrease) in cash		4,603,005
Cash at beginning of period		39,016
Cash at end of period†		4,642,021
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		21,219,807
Adjustments to reconcile net increase in net assets
applicable to Common Shareholder resulting from
operations to net cash provided by operating activities ($):
Decrease in investments in securities at cost		1,676,023
Decrease in interest receivable		524,790
Increase in prepaid expenses		(26,786)
Increase in Due to The Dreyfus Corporation and affiliates		17,115
Interest and expense related to floating rate notes issued		2,536,313
Decrease in dividends payable to Preferred Shareholders		(8,043)
Increase in Directors fees and expense payable		11,010
Decrease in commissions payable and accrued expenses		(24,282)
Net unrealized appreciation on investments		(6,073,431)
Net amortization of premiums on investments		377,455
Net Cash Provided by Operating Activities		20,229,971

†Includes deposits held as collateral by broker.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Operations ($):
Investment income—net	14,418,301	31,252,385
Net realized gain (loss) on investments	1,751,771	2,279,557
Net unrealized appreciation (depreciation) on investments	6,073,431	(28,303,332)
Dividends to Preferred Shareholders	(1,023,696)	(2,089,976)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	21,219,807	3,138,634
Distributions ($):
Distributions to Common Shareholders	(13,061,073)	(28,103,692)
Capital Stock Transactions ($):
Proceeds from Auction Preferred Stock to Common Shareholders	-	3,180,000
Distributions reinvested	-	707,143
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	3,887,143
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	8,158,734	(21,077,915)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	514,879,610	535,957,525
End of Period	523,038,344	514,879,610
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	-	82,610
Net Increase (Decrease) in Shares Outstanding	-	82,610

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

	Six Months Ended
	March 31, 2019	Year Ended September 30,
	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	8.28	8.63	9.12	8.75	8.76	8.07
Investment Operations:
Investment income—net[a]	.23	.50	.51	.53	.55	.55
Net realized and unrealized gain (loss) on investments	.13	(.42)	(.45)	.37	(.03)	.73
Dividends to Preferred Shareholders from investment income—net	(.02)	(.03)	(.03)	(.01)	(.00)[b]	(.00)[b]
Total from Investment Operations	.34	.05	.03	.89	.52	1.28
Distributions to Common Shareholders:
Dividends from investment income—net	(.21)	(.45)	(.52)	(.52)	(.53)	(.59)
Net asset value resulting from Auction Preferred Stock tendered as a discount	-	.05	-	-	-	-
Net asset value, end of period	8.41	8.28	8.63	9.12	8.75	8.76
Market value, end of period	7.89	7.50	8.79	9.35	8.18	8.38
Total Return (%)[c]	8.17[d]	(9.72)	(.19)	21.11	4.07	12.61

	Six Months Ended
	March 31, 2019	Year Ended September 30,
	(Unaudited)	2018	2017	2016	2015	2014
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets applicable to Common Stock[e]	1.97[f]	1.81	1.49	1.30	1.26	1.30
Ratio of net expenses to average net assets applicable to Common Stock[e]	1.86[f]	1.69	1.37	1.17	1.13	1.17
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[e]	1.00[f]	.76	.39	.22	.17	.18
Ratio of net investment income to average net assets applicable to Common Stock[e]	5.66[f]	5.99	5.96	5.83	6.24	6.50
Ratio of total expenses to total average net assets	1.71[f]	1.50	1.18	1.03	1.00	1.00
Ratio of net expenses to total average net assets	1.61[f]	1.40	1.08	.93	.90	.90
Ratio of interest and expense related to floating rate notes issued to total average net assets	.86[f]	.63	.31	.17	.14	.14
Ratio of net investment income to total average net assets	4.91[f]	4.96	4.71	4.64	4.94	5.02
Portfolio Turnover Rate	13.53[d]	17.93	8.77	10.40	9.60	14.37
Asset Coverage of Preferred Stock, end of period	763	753	476	496	480	480
Net Assets, applicable to Common Shareholders, end of period ($ x 1,000)	523,038	514,880	535,958	564,910	541,090	542,102
Preferred Stock Outstanding, end of period ($ x 1,000)	78,900	78,900	142,500	142,500	142,500	142,500
Floating Rate Notes Outstanding, end of period ($ x 1,000)	229,398	229,398	148,574	139,574	146,129	146,129

a  Based on average common shares outstanding.

b Amount represents less than $.01 per share.

c  Calculated based on market value.

d Not Annualized.

e Does not reflect the effect of dividends to Preferred Shareholders.

f Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Adviser” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol LEO.

The fund has outstanding 763 Series M shares, 747 Series T shares, 660 Series W shares, 566 Series TH shares and 420 series F shares for a total of 3,156 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Robin A. Melvin and Benaree Pratt Wiley as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	816,472,007	-	816,472,007
Liabilities ($)
Floating Rate Notes††	-	(229,398,237)	-	(229,398,237)

† See Statement of Investments for additional detailed categorizations.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At March 31, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On March 28, 2019, the Board declared a cash dividend of $.035 per share from investment income-net, payable on April 30, 2019 to Common Shareholders of record as of the close of business on April 12, 2019. The ex-dividend date was April 11, 2019.

(d) Dividends and distributions to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of March 31, 2019, for each Series of APS were as follows: Series M-2.690%, Series T-2.668%, Series W-2.735%, Series TH-2.746% and Series F-2.735%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

sufficient clearing bids are not received. The average dividend rates for the period ended March 31, 2019 for each Series of APS were as follows: Series M-2.600%, Series T-2.604%, Series W-2.600%, Series TH-2.594% and Series F-2.616%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $24,737,591 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2018. If not applied, $6,369,224 will expire in fiscal year 2019. The fund has $5,071,884 of post-enactment short-term capital losses and $13,296,483 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2018 was as follows: tax-exempt income $30,044,088 and ordinary income $149,580. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly. The Agreement provides for an expense reimbursement from the Adviser should the fund’s aggregate expenses (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1½% of the next $20 million and 1% of the excess over $30 million of the average weekly value of the fund’s net assets. The Adviser has currently undertaken, from October 1, 2018 through May 31, 2019, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $290,517 during the period ended March 31, 2019. Effective May 6, 2019, the Board approved to extend the current undertaking from May 31, 2019 to November 30, 2019.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended March 31, 2019, the fund was charged $60,564 pursuant to the custody agreement.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

During the period ended March 31, 2019, the fund was charged $3,783 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $379,866, custodian fees $4,573 and Chief Compliance Officer fees $3,783, which are offset against an expense reimbursement currently in effect in the amount of $47,324.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2019, amounted to $78,779,594 and $82,108,164, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended March 31, 2019 was approximately $229,398,237 with a related weighted average annualized interest rate of 2.22%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended March 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. At March 31, 2019, there were no financial futures outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2019:

Average Market Value ($)
Interest rate futures	89,371

At March 31, 2019, accumulated net unrealized appreciation on investments was $43,750,495, consisting of $44,194,519 gross unrealized appreciation and $444,024 gross unrealized depreciation.

At March 31, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Subsequent Event:

On March 4, 2019, the fund announced that effective on or about June 3, 2019 (the “Effective Date”), the fund will change its name from Dreyfus Strategic Municipals, Inc. to BNY Mellon Strategic Municipals, Inc. In addition, on the effective date, Dreyfus, the fund’s investment adviser and administrator, will change its name to “BNY Mellon Investment Adviser, Inc.”

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5-6, 2018, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus representatives stated that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was at or above the Performance Group median and above the Performance Universe median for

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

all periods except the ten-year period when it was slightly below the medians; the fund’s total return performance, on a market price basis, was at or below the Performance Group median and below the Performance Universe median for all periods except the three-year period when it was above the median. The Board also considered that, on both a net asset value basis and market price basis, the fund’s yield performance was at or above the Performance Group and Performance Universe medians for all one-year periods ended September 30th. Dreyfus also provided a comparison of the fund’s calendar year total returns (on a net asset value basis) to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that, based on common assets alone, the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians. The Board also considered that, based on common and Leveraged Assets (as defined below) together, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed, until May 31, 2019, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets, including net assets representing auction preferred stock outstanding (“Leveraged Assets”).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, stating that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the fee waiver arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’

approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance on a net asset value basis.

• The Board considered Dreyfus’ efforts to improve fund performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

OFFICERS AND DIRECTORS
Dreyfus Strategic Municipals, Inc.

200 Park Avenue
New York, NY 10166

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Gordon J. Davis†	Robert Salviolo
Joni Evans	Robert Svagna
Joan Gulley	Chief Compliance Officer
Ehud Houminer	Joseph W. Connolly
Alan H. Howard	Portfolio Managers
Robin A. Melvin ††	Daniel A. Rabasco
Burton N. Wallack	Jeffrey B. Burger
Benaree Pratt Wiley††
† Interested Board Member
†† Elected by APS Holders	Adviser
Officers	The Dreyfus Corporation
President	Custodian
Bradley J. Skapyak	The Bank of New York Mellon
Chief Legal Officer	Counsel
Bennett A. MacDougall	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Vice President and Secretaries	and Registrar
Sonalee Cross	Computershare Inc.
Deirdre Cunnane	(Common Stock)
Sarah S. Kelleher	Deutsche Bank Trust Company America
Jeff Prusnofsky	(Auction Preferred Stock)
Peter M. Sullivan	Auction Agent
Natalya Zelensky	Deutsche Bank Trust Company America
Treasurer	(Auction Preferred Stock)
James Windels	Stock Exchange Listing
Assistant Treasurers	NYSE Symbol: LEO
Gavin C. Reilly	Initial SEC Effective Date
Robert S. Robol	9/23/87

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus Strategic Municipals, Inc.

200 Park Avenue
New York, NY 10166

Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol: LEO

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

0853SA0319

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       None.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Strategic Municipals, Inc.

By:         /s/ Bradley J. Skapyak

               Bradley J. Skapyak

               President

Date:      May 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Bradley J. Skapyak

               Bradley J. Skapyak

               President

Date:      May 28, 2019

By:         /s/ James Windels

               James Windels

               Treasurer

Date:      May 28, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)